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                                                                    Exhibit 10.5

                             NEWSUB SERVICES, INC.
                         OPTION SHAREHOLDERS AGREEMENT

          AGREEMENT made as of this ___ day of ____, ____ by and among NEWSUB SERVICES, INC., a Connecticut corporation (the "Corporation" or "NSS") , and the person whose name is set forth below (hereinafter referred to as "Shareholder").

          WHEREAS, Shareholder is an employee or consultant of the Corporation being granted options to purchase shares of non-voting Common Stock of the Corporation pursuant to the NewSub Services, Inc. 1997 Stock Option Plan, as the same may be amended (the "Plan"); and

          WHEREAS, as a condition of being granted such options, Shareholder is willing to enter into an agreement imposing certain restrictions on the transfer of Shareholder's shares;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties agree as follows:

          1.  Definitions.  In addition to the terms defined elsewhere herein,
              -----------
when used herein the following terms shall have the meanings indicated:

              (a)  Permitted Transferee shall mean any Person to whom any Shares
                   --------------------
are transferred in accordance with and subject to the terms of this Agreement.

              (b)  Person shall mean a natural person, corporation, limited
                   ------
partnership, general partnership, limited liability company, limited liability partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust or other
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organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

          (c) Securities Act shall mean the Securities Act of 1933, as amended.
              --------------

          (d) Sell or Transfer, as to any Shares, shall mean to sell, or in any
              ----    --------
other way, directly or indirectly, transfer, assign, exchange, donate, make a gift of, distribute, pledge, hypothecate, transfer voting rights with respect to, encumber or otherwise dispose of, either voluntarily or involuntarily, or the act of making any such sale, transfer, assignment, exchange, donation, gift, distribution, pledge, hypothecation, encumbrance or other disposition.

          (e) Shares shall mean all of the shares of capital stock of the
              ------
Corporation currently owned by Shareholder, shares of capital stock of the Corporation or rights to acquire shares of capital stock of the Corporation issued pursuant to the Plan or any such rights, shares of capital stock of the Corporation owned by persons who become shareholders after the date of this Agreement, any shares of capital stock acquired in exchange for Shares as a result of mergers, recapitalizations, consolidations or otherwise, any additional Shares issued or distributed by the Corporation by reason of stock dividends, increases in outstanding shares, additional issuances or otherwise and any options, warrants or rights to purchase any of the foregoing; provided, however, that the term "Shares" shall not include any shares of capital stock of the Corporation registered under the Securities Act.

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          (f) Shareholder shall mean Shareholder and shall include any Person
              ----------
who, after the date hereof, acquires Shares as a Permitted Transferee of Shareholder (or of any subsequent Permitted Transferee) in accordance with and subject to the terms of this Agreement.

      2.  Restrictions on Transfer.  (a) Shareholder agrees not to Transfer,
          ------------------------
Encumber, or contract to Transfer or Encumber, any of his shares, or any right, title or interest therein or thereto, except as permitted under and in accordance with the terms of this Agreement. No non-complying Transfer or Encumbrance or purported Transfer or Encumbrance (an "Ineffectual Transfer") pursuant to which any Person shall attempt to acquire any right, title or interest in any Shares other than in accordance with the provisions of this Agreement, shall be recognized by the Corporation. An Ineffectual Transfer shall be null and void, shall not be recorded as a transfer on the stock transfer records of the Corporation and shall not give rise to any option with respect to such Shares under this Agreement. Notwithstanding the occurrence of any attempted Ineffectual Transfer, the purported transferor of Shares shall continue to be entitled, so long as he shall remain the owner of such Shares, to any and all existing rights and privileges of a shareholder to which he is otherwise entitled, and subject to all obligations of a shareholder, with respect to such Shares.

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          (b) The provisions of this Section shall apply to any Permitted
Transferee (or subsequent Permitted Transferee) of Shareholder.

          3.  Corporation Right of First Refusal Upon Sale to Third Party.  (a)
              -----------------------------------------------------------
If Shareholder (referred to in this section as the "Selling Shareholder") receives a bona fide offer to purchase all or any part of his Shares and wishes to accept the offer, the Selling Shareholder shall give notice in writing to the Corporation. The notice shall describe all of the terms of the offer, including the number of Shares sought, the purchase price, the payment terms, the identity of the offeror and any other relevant terms. The Corporation shall have the option to purchase all, but not less than all, of the Shares offered by the Selling Shareholder, or to designate a third party, to purchase such Shares for
(i) the purchase price and on the payment terms described in the notice of the offer or (ii) at Fair Market Value per share (as defined in the Plan) in cash.

              (b) The Corporation shall notify the Selling Shareholder as to whether it intends to exercise the option as soon as possible, but in no event later than thirty (30) days after receipt of the Selling Shareholder's notice of offer (the "Option Period"). The closing of the sale shall take place within one hundred and twenty (120) days after exercise of the option under this Section.

          If the Corporation does not notify the Selling Shareholder within the Option Period, then the Selling Shareholder shall be free to sell his Shares, but such sale shall be subject to the following conditions: (i) the Shares must be sold to the person identified as the offeror in the notice of offer; (ii) the closing of the sale must take place within sixty (60) days after the expiration of the Option Period; (iii) the terms of the sale must be the same as those described in the notice of offer (or terms less favorable to the offeror); and
(iv) the offeror must agree in

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writing to be bound by all of the terms of this Agreement and such writing must be delivered to the Corporation on or before the closing date.

          4.  Change in Control.  In the event the Board of Directors of the
              -----------------
Corporation has approved a "Change in Control" transaction (as defined below), the Corporation shall have the option, exercisable immediately prior to the consummation of such Change in Control, to purchase the Shares of Shareholder at the Fair Market Value per share as defined in the Plan.

          A "Change in Control" shall be deemed to have occurred if any one of the following events shall have occurred:

               (a) any Person is or becomes the "Beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of NSS (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation) representing 50% or more of NSS's then outstanding voting securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

               (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of NSS) whose appointment or election by the Board of Directors or nomination for election by NSS's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date (as defined in the Plan) or whose appointment, election or nomination for election was previously so approved or recommended; or

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               (c)  there is consummated a merger or consolidation of the
                    Corporation with any other corporation other than (i) a merger or consolidation which would result in the voting securities of NSS outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 75% of the combined voting power of the voting securities of NSS or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of NSS (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of NSS (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the combined voting power of NSS's then outstanding securities; or

               (d) the stockholders of NSS approve a plan of complete liquidation or dissolution of NSS or there is consummated an agreement for the sale or disposition by NSS of all or substantially all of NSS's assets, other than a sale or disposition by NSS of all or substantially all of NSS's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of NSS immediately prior to such sale.

          For purposes of this Section 4 only, (i) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) NSS, (2) a trustee or other fiduciary holding securities under an employee benefit plan of NSS, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) a corporation owned, directly or indirectly, by the stockholders of NSS in substantially the same proportions as their ownership of stock of NSS or (5) Jay Walker or Michael Loeb or any of their Family Members or Family Members of such Family Members; (ii) "Family Member" shall mean, as to any natural Person, a parent, child, descendant, spouse or sibling of the Person, the spouse of any of the foregoing, or the estate, any guardian, custodian or conservator of the Person or any of the foregoing, or a trust of which there

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are and continue to be, during the term of this Plan, no principal beneficiaries other than the foregoing.

          5.  Termination of Employment.  In the event that the employment of an
              -------------------------
employee Shareholder with the Corporation shall terminate for any reason, the Corporation shall have the right to purchase the Shares of such Shareholder at the Fair Market Value per share as defined in the Plan.

          6.  Conflict of Interest /Non-Compete.  Shareholder agrees that, so
              ---------------------------------
long he is employed by the Corporation or is acting as a consultant to the Corporation and for one year after termination of such employment or consulting arrangement, Shareholder will not be an officer, director, consultant, employee, owner, partner, principal, associate, joint venturer or security holder of, or otherwise render services to or have an ownership or capital interest in, any organization or enterprise which conducts a credit card marketing business or other business in the United States of America competitive with that carried on from time to time by the Corporation during the period set forth above, except that Shareholder may hold a passive investment of stock of less than five percent (5%) of outstanding shares in a corporation whose shares are publicly traded.

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          7.  Covenant Not to Disclose. Shareholder acknowledges and agrees that
              ------------------------
much of the information, documents, files and other papers concerning the products, business, operations, financial affairs, or condition of the Corporation are strictly confidential, including but not limited to, financial statements, customer lists, training manuals, marketing methods, pricing structures, technical data, process information and know-how (the "Confidential Information"). Shareholder covenants and agrees that Shareholder will not at any time divulge, make known to any person, or use any of the Confidential Information, whether or not made known to them by reason of being a shareholder, director, officer, employee or consultant of the Corporation, except (i) as reasonably necessary to conduct the business of the Corporation, (ii) as required by law, regulation or legal process or (iii) to third parties who have executed and delivered to the Corporation a non-disclosure agreement, in form and substance satisfactory to the Corporation.

          All materials, records, and documents developed or owned by the Corporation, whether embodied in electronic media or in written form, shall be the sole property of the Corporation and upon the request of the Corporation, Shareholder shall promptly deliver to the Corporation such materials, records and documents or copies thereof as are then maintained by him or otherwise under his control, and shall retain no copies thereof.

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          8.  Ineffectual Transfers and Encumbrances.  No noncomplying transfer
              --------------------------------------
or encumbrance or purported transfer or encumbrance (an "Ineffectual Transfer") pursuant to which any Person shall attempt to acquire any right, title or interest in any Shares other than in accordance with the provisions of this Agreement, shall be recognized by the Corporation. An Ineffectual Transfer shall be null and void, shall not be recorded as a transfer on the stock transfer records of the Corporation and shall not give rise to any right or option with respect to such Shares under this Agreement. Notwithstanding the occurrence of any attempted Ineffectual Transfer, the purported transferor of Shares shall continue to be entitled, so long as he shall remain the owner of such Shares, to any and all existing rights and privileges of a Shareholder to which he is otherwise entitled, and subject to all obligations of a Shareholder, with respect to such Shares.

          9.  Endorsement of Stock Certificates.  Each certificate for Shares
              ---------------------------------
issued by the Corporation shall bear an endorsement on its front or back substantially as follows:

              "The shares of capital stock of NewSub Services, Inc. (the "Corporation") represented by this certificate (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law and the Shares may not be sold or offered for sale in the absence of an effective registration statement under the Act and any applicable state securities laws or an available exemption from the registration requirements of the Act and any applicable state securities laws. In addition, the Shares are issued, accepted and held subject to and transferable only in accordance with the provisions of the, Option Shareholders Agreement, dated as of June 1, 1997, as amended, with the Corporation, a copy of which Option Shareholders Agreement is on file in the office of the Corporation."

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          10.  Failure to Deliver Certificates.  In the event that Shareholder
               -------------------------------
is required by the provisions of this Agreement to sell his Shares to the Corporation, and Shareholder fails to deliver the certificates representing such Shares, duly endorsed for transfer, upon tender by the Corporation of the purchase price therefor, the Corporation shall have the right to transfer such Shares on the stock transfer records of the Corporation and to treat such Shares as if the stock certificates had been delivered by Shareholder. In such event, Shareholder shall be deemed to have no ownership interest in, or any rights with respect to, such Shares as of the date the Corporation transfers such Shares on its stock transfer records.

          11.  Miscellaneous.
               -------------

               (a) Successor Shareholders Must Sign. Under no circumstances may
                   --------------------------------
any Shares be sold, transferred or otherwise disposed of to any Person who has not executed and delivered to the Corporation a written agreement to be bound by the terms of this Agreement and any transferee or recipient of Shares shall be subject to the same restrictions under this Agreement as were applicable to the original transferor of Shares.

               (b) Entire Agreement.  This Agreement, the Plan and the option
                   ----------------
agreement constitute the entire understanding among the parties and no modification, discharge or waiver, in whole or in part, of any of the provisions of this Agreement shall be valid unless in writing and signed by the parties.


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               (c) Headings.  The section headings in this Agreement are for
                   --------
convenience of reference and do not constitute part of the agreement.

               (d) Validity.  If any provision of this Agreement is found to be
                   --------
invalid or unenforceable, such provision shall be, and shall be deemed to be modified so as to cure the invalidity or unenforceability, and all other provisions of this Agreement shall be enforceable notwithstanding such invalidity or unenforceability.

               (e) Governing Law. This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the State of Connecticut.

               (f) Enforcement. In the event that any party hereto commits a
                   -----------
breach of that party's obligations hereunder, any non-breaching party damaged thereby shall be entitled to recover from the party in breach the costs and expenses incurred, including reasonable attorneys' fees and disbursements, in connection with enforcing the provisions hereof. Each party acknowledges that irreparable injury would result to the other party hereto if the Corporation or Shareholder, or his or its transferees or legal representatives, fails to comply with any of the restrictions herein imposed upon the transfer or encumbrance of Shares, or with any other covenants, and obligations which are material; and that in the event of any failure to comply with the terms hereof, the parties hereto will not have an adequate remedy at law. Therefore, each party hereto consents to the issuance of an injunction or the enforcement of other equitable remedies at the instance of the Corporation or Shareholder to compel performance of the restrictions, covenants, and obligations contained herein. The rights and remedies set forth in this subsection shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.


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               (g) Consent to Jurisdiction, Service of Process and Notices.  The
                   -------------------------------------------------------
parties hereto, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably consent to and subject themselves to the jurisdiction of the courts of the State of Connecticut and/or the United States District Court for the District of Connecticut, in respect of any matter arising under or in connection with this Agreement; and service of process, notices and demands of such courts and any other notices or other communications required or permitted under this Agreement may be made upon any of them by personal service at any place where they may be found, or by telefax (with confirming receipt), or by delivery of such process, notices, demands and communications by express mail courier (postage prepaid), or United States registered or certified mail (return receipt requested), addressed to the respective party or parties at the address or addresses set forth on the signature page hereof. No change in such addresses shall be effective insofar as service of process, notices, demands and communications are concerned, unless such change of address shall have been given to the other party hereto as provided in this Section. Any notice given hereunder shall be deemed given and received on the date of personal service or transmission by telefax, or one (1) business day after delivery to an express mail courier for next day delivery, or three (3) business days after deposit with the United States Postal Service, as the case may be.

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               (h) Successors and Assigns. This Agreement is binding upon and
                   ----------------------
shall inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns and shall also be binding on all persons who have or claim an interest in any Shares; provided, however, Shareholder may not assign, transfer, pledge, encumber or otherwise dispose of this Agreement or any rights hereunder without the prior written consent of the Corporation, or unless specifically permitted herein. No third party is intended to receive any benefit from this Agreement.

               (i) Survival.  Notwithstanding anything in this Agreement, the
                   --------
obligations of Shareholder under Sections 6 and 7 shall be binding on Shareholder even after he ceases to be a shareholder of the Corporation.

               (j) Waivers. No waiver by a party, or by anyone claiming by,
                   -------
through or under such party, of any right or of the breach of any representation, warranty, covenant, agreement, condition or duty, shall ever be held or construed as a waiver of the same or any other right or waiver of any other breach of the same or of any representation, warranty, covenant, agreement, condition, or duty. In the event of a breach by a party of any representation, warranty, covenant, agreement, condition or duty, the failure by any other party to take action on account of such breach or to enforce any rights resulting therefrom shall not be deemed a waiver, but such breach shall be a continuing breach until the same has been cured. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a continuing waiver unless otherwise expressly provided therein.

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               (k) Rules of Construction.
                   ---------------------

                   (i) Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; and (b) words using the singular or plural number also include the plural or singular number, respectively.

                   (ii) In the event any ambiguity or question of intent or interpretation arises under this Agreement, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                   (iii) The headings in this Agreement are for convenience of reference only and shall not alter or affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                       NEWSUB SERVICES, INC.

___________________________________    By:  ________________________________
Shareholder                            Its President
Name:                                  Address:  Four High Ridge Park
Address:                                         Stamford, CT  06905-1325

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                                         January 4, 1999
NewSub Services, Inc.
Four High Ridge Park
Stamford, CT 06905

          Re:  1999 NewSub Services, Inc.  Stock Options
               -----------------------------------------

Ladies and Gentlemen:

          This will confirm that the NewSub Services, Inc. stock options being granted to me as of January 4, 1999, and any securities I may receive upon the exercise of such options, shall be held subject to and shall be governed by the terms and conditions of the Option Shareholders Agreement between the Company and me dated as of _____ ___, ____ (the "Option Shareholders Agreement").

          I agree and confirm that the Option Shareholders Agreement shall be modified by adding the following provision as Section 11:

               Termination of Agreement.  In the event that the Corporation
               ------------------------
               shall sell securities in a public offering pursuant to an effective registration statement under the Securities Act (a "Public Offering"), this Agreement shall terminate and be of no further force and effect upon expiration of the Holdback Period. "Holdback Period" shall mean the period of time after the date the Corporation commences the Public Offering during which the Corporation requires that the Shareholder may not exercise or sell or distribute publicly, including a sale pursuant to Rule 144 under the Securities Act, any Shares, which period of time shall be equal to 180 days or such shorter period of time as the Corporation may agree in writing. Notwithstanding the foregoing, Sections 6 and 7 shall survive the termination of this Agreement by reason of the foregoing.

          I understand and acknowledge that the granting of 1999 stock options to me is conditioned upon my confirming that all of my Shares (as defined in the Option Shareholders Agreement) are subject to the Option Shareholders Agreement, as modified above. If requested by the Company, I will execute another Option Shareholders Agreement as so modified.

                                         Very truly yours,

                                         ___________________________________